                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: October 18, 1999
                       Newcourt Funding Corporation 1999-1

    A New York                 Commission File               I.R.S. Employer
    Corporation                No. 108-2255                  No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500


Newcourt Equipment Trust Securities 1999-1
Monthly Servicing Report
Determination Date:                                                  October 18, 1999       Payment Date:   October 20, 1999
Collection Period:                                                 September 30, 1999
Item 5.      Other

          I.    Information Regarding the Contracts

              1.  Contract Pool Principal Balance
                  a.    Beginning of Collection Period                             $      1,775,402,606
                  b.    End of Collection Period                                          1,730,082,245
                  c.    Reduction for Collection Period                            $         45,320,361
              2.  Delinquent Scheduled Payments
                  a.    Beginning of Collection Period                             $         16,889,895
                  b.    End of Collection Period                                   $         17,317,526
              3.  Liquidated Contracts
                  a.    Number of Liquidated Contracts                                               41
                        with respect to Collection Period                          --------------------
                  b.    Required Payoff Amounts of Liquidated Contracts            $            806,040
                  c.    Total Reserve for Liquidation Expenses                     $               -
                  d.    Total Liquidation Proceeds Received (1)                    $              6,713
                  e.    Liquidation Proceeds Allocated to Owner Trust              $              6,713
                  f.    Liquidation Proceeds Allocated to Depositor                $               -
                  g.    Current Realized Losses                                    $            799,327
              4.  Prepaid Contacts
                  a.    Number of Prepaid Contracts with respect                                    399
                        to Collection Period                                       --------------------
                  b.    Required Payoff Amounts of Prepaid Contracts               $          8,715,738
              5.  Purchased Contracts (by TCC)
                  a.    Number of Contracts Purchased by TCC with                                    23
                        respect to Collection Period                               --------------------
                  b.    Required Payoff Amounts of Purchased Contracts             $            104,640

6.  Delinquency Status of Contracts (End of Collection Period)


                              ---------------------------------------------------------------------------------------------------
                                                                                                                % of Aggregate
                               Number of                  % of                Aggregate Required               Required Payoff
                               Contracts                Contracts               Payoff Amounts                     Amounts
                              ---------------------------------------------------------------------------------------------------

a.    Current                   79,865                    93.60%                 $ 1,641,943,855                     93.96%
b.    31-60 days                 3,438                     4.03%                 $    63,717,587                      3.65%
c.    61-90 days                 1,067                     1.25%                 $    18,484,903                      1.06%
d.    91-120 days                  771                     0.90%                 $    17,195,962                      0.98%
e.    120+ days                    184                     0.22%                 $     6,057,463                      0.35%
f.    Total                     85,325                   100.00%                 $ 1,747,399,771                    100.00%


  7.  Historical Delinquency Experience with Respect to Contracts


      -----------------------------------------------------------------------------------------------------------------------------

                                 % of                        % of                       % of                     % of
                               Aggregate                   Aggregate                  Aggregate               Aggregate
                            Required Payoff             Required Payoff            Required Payoff         Required Payoff
                                Amounts                     Amounts                    Amounts                 Amounts

        Collection
           Periods        31-60 Days Past Due         61-90 Days Past Due       91-120 Days Past Due      120+ Days Past Due
      -----------------------------------------------------------------------------------------------------------------------------

         9/30/99                 3.65%                       1.06%                      0.98%                   0.35%
         8/31/99                 3.34%                       2.02%                      0.49%                   0.01%


  8.  Historical Loss Experience With Respect to Contracts

                                               ------------------------------------------------------------------------------------
                                                Collection           3 Collection       6 Collection Periods     Cumulative Since
                                                  Period            Periods Ending             Ending              Cut-off Date
                                               September-99          September-99           September-99
                                               ------------------------------------------------------------------------------------

      a.    Number of Liquidated Contracts          41                    52                     52                     52
      b.    Number of Liquidated
            Contracts as a Percentage             0.048%                0.019%                 0.019%                 0.019%
            of Initial Contracts
      c.    Required Payoff Amounts of
            Liquidated Contracts                  806,040              1,112,280              1,112,280             1,112,280
      d.    Liquidation Proceeds Allocated
            to Owner Trust                         6,713                 6,713                  6,713                 6,713
      e.    Aggregate Current Realized
            Losses                                799,327              1,105,566              1,105,566             1,105,566
      f.    Aggregate Current Realized
            Losses as a Percentage of
            Cut-off Date Contract Pool
            Principal Balance                     0.044%                0.060%                 0.060%                 0.060%


II.   Information Regarding the Securities

    1.  Summary of Balance Information

              ---------------------------------------------------------------------------------------------------------------------

                                         Principal Balance as of  Class Factor as of  Principal Balance as of   Class Factors as of
             Class            Coupon        October 20, 1999       October 20, 1999    September 20, 1999       September 20, 1999
                               Rate           Payment Date           Payment Date          Payment Date             Payment Date

              ---------------------------------------------------------------------------------------------------------------------

        a. Class A-1 Notes    5.971300%      $  368,638,531            0.00000           $  412,467,510             0.89869
        b. Class A-2 Notes    6.310000%      $  183,586,801            0.80319           $  183,586,801             1.00000
        c. Class A-3 Notes    5.681250%      $  679,271,171            1.00000           $  679,271,171             1.00000
        d. Class A-4 Notes    7.180000%      $  318,523,103            1.00000           $  318,523,103             1.00000
        e. Class A-5 Notes    6.990000%      $   63,974,893            1.00000           $   65,447,184             0.97669
        f. Class B Notes      7.070000%      $   22,948,351            0.95472           $   22,948,351             1.00000
        g. Class C Notes      7.210000%      $   50,486,371            1.00000           $   50,486,371             1.00000
        h. Class D Notes      7.960000%      $   55,076,041            1.00000           $   55,076,041             1.00000
        I. Total                N.A.         $1,742,505,262            1.00000           $1,787,806,532             0.97382


  Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,742,505,262 and the CCA
         Balance is $100,972,742.


              2.  Monthly Principal Amount

                  a.    Principal Balance of Notes and Equity Certificates
                        (End of Prior Collection Period)                                                             $1,787,806,532
                  b.    Contract Pool Principal Balance (End of Collection Period)                                   $1,730,082,245
                  c.    Monthly Principal Amount                                                                     $   57,724,288
              3.  Gross Collections

                  a.    Scheduled Payments Received                                                                  $   47,713,319
                  b.    Liquidation Proceeds Allocated to Owner Trust                                                $        6,713
                  c.    Required Payoff Amounts of Prepaid Contracts                                                 $    8,715,738
                  d.    Required Payoff Amounts of Purchased Contracts                                               $      104,640
                  e.    Proceeds of Clean-up Call                                                                    $         --
                  f.    Investment Earnings on Collection Account and Note Distribution Account                      $      218,717
                  g.    Total Gross Collections (sum of (a) through (f))                                             $   56,759,128
              4.  Determination of Available Funds

                  a.    Total Pledged Revenues                                                                       $   56,759,128
                  b.    Withdrawal from Cash Collateral Account                                                      $         --
                  c.    Total Available Funds                                                                        $   56,759,128

              5.  Class A-3 Swap

                  a.    Payment Details

                        1.  Class A-3 Prinicpal Amount                                                               $         --
                        2.  Class A-3 Assumed Fixed Rate                                                                     6.8360%
                        3.  Class A-3 Assumed Fixed Rate Count (30/360)                                                 0.083333333
                        4.  Class A-3 Interest Rate (Libor + .30%)                                                          5.68125%
                        5.  Class A-3 Interest Rate Day Count (Actual/360)                                              0.083333333

                  b.    Net Payment Calculation

                        1. Class A-3 Assumed Fixed Payment to Swap Provider                                          $    3,869,581
                        2. Class A-3 Interest Payment                                                                $    3,215,924
                        3. Class A-3 Swap Payment From/(To) the Trust                                                $      653,657

                                  Page 5 of 9

          5.  Application of Available Funds


            --------------------------------------------------------------------------------------
                         Item                           Amount           Remaining Available Funds
              ------------------------------------------------------------------------------------
              a.    Total Available Funds                                      $56,759,128
              b.    Servicing Fee                     $ 1,479,502              $55,279,626
              c.    Interest on Notes:

                    i) Class A-1 Notes                $ 2,052,473              $53,227,153
                    ii) Class A-2 Notes               $   965,361              $52,261,793
                    iii) Class A-3 Net Swap           $   653,657              $51,608,136
                    iv) Class A-3 Notes               $ 3,215,924              $48,392,211
                    v) Class A-4 Notes                $ 1,905,830              $46,486,381
                    vi) Class A-5 Notes               $   381,230              $46,105,152
                    vii) Class B Notes                $   135,204              $45,969,948
                    viii) Class C Notes               $   303,339              $45,666,609
              d.    ix) Class D Notes                 $   365,338              $45,301,271
                    Principal of Notes
                    i) Class A-1 Notes                $43,828,980              $ 1,472,291
                    ii) Class A-2 Notes               $    --                  $ 1,472,291
                    iii) Class A-3 Notes              $    --                  $ 1,472,291
                    iv) Class A-4 Notes               $    --                  $ 1,472,291
                    v) Class A-5 Notes                $ 1,472,291              $      --
                    vi) Class B Notes                 $    --                  $      --
                    vii) Class C Notes                $    --                  $      --
              e.    viii) Class D Notes               $    --                  $      --
                    Deposit to Cash                   $    --                  $      --
              f.    Collateral Account
                    Amount to be applied in
                    accordance with CCA               $    --                  $      --
              g     Loan Agreement
                    Balance, if any, to Equity        $    --                  $      --

        III. Information Regarding the Cash
             Collateral Account

              1.  Balance Reconciliation

                  -------------------------------------------------------------------------------------
                                                                                     October 20, 1999
                                       Item                                            Payment Date
                  --------------------------------------------------------------------------------------
                  a.    Available Cash Collateral Amount (Beginning)                   100,972,742
                  b.    Deposits to Cash Collateral Account                                --
                  c.    Withdrawals from Cash Collateral Account                           --
                  d.    Releases of Cash Collateral Account Surplus
                        (Excess, if any of (a) plus (b) minus (c) over (f))                --
                  e.    Available Cash Collateral Amount (End)
                        (Sum of (a) plus (b) minus (c) minus (d))                      100,972,742
                  f.    Requisite Cash Collateral Amount                               100,972,742
                  g.    Cash Collateral Account Shortfall
                        (Excess, if any, of (f) over (e))                                  --

              2.        Calculation of Requisite Cash Collateral Amount
                  a.    For any payment date on or prior to the
                        August 2000 Payment Date  to,
                        and including, the August 2000 Payment Date
                        1) Initial Cash Collateral Amount                              100,972,742
                  b.    For any Payment Dates after the August 2000
                        Payment Date until
                        the Final Payment Date, the sum of
                        1) 6.60% of the Contract Pool Principal Balance
                        2) The Aggregate Principal Balance of the Notes
                         and the Equity Certificate Balance less the
                         Contract Pool Principal Balance
                        3) Total ((1) plus (2))
                  c.    Floor equal to the lesser of
                        1) 1.25% of Cut-Off Date Contract Pool Principal
                        Balance ($22,948,350); and
                        2) the Aggregate Principal Balance of the Notes
                        and the Equity Certificate Balance
                  d.    Requisite Cash Collateral Amount

              3.        Calculation of Cash Collateral Account Withdrawals
                  a.    Interest Shortfalls                                                --
                  b.    Principal Deficiency Amount                                        --
                  c.    Principal Payable at Stated Maturity Date of
                        Class of Notes or Equity Certificates                              --
                  d.    Total Cash Collateral Account Withdrawals                          --



                                  Page 7 of 9








         IV. Information Regarding Distributions on Securities

             -----------------------------------------------------------------------------------------
                  Distribution             Class A-1     Class A-2       Class A-3        Class A-4
                     Amounts                 Notes         Notes          Notes            Notes
             -----------------------------------------------------------------------------------------
             1. Interest Due               $ 2,052,473    $965,361      $3,215,924      $1,905,830
             2. Interest Paid              $ 2,052,473    $965,361      $3,215,924      $1,905,830
             3. Interest Shortfall
             ((1) minus (2))               $    --        $  --         $    --         $    --
             4. Principal Paid             $43,828,980    $  --         $    --         $    --
             5. Total Distribution
                  Amount
             ((2) plus (4))                 45,881,452    $965,361      $3,215,924      $1,905,830

             -------------------------------------------------------------------------------------------------------
                   Distribution       Class A-5            Class B       Class C         Class D
                     Amounts            Notes               Notes         Notes           Notes          Totals

             -------------------------------------------------------------------------------------------------------
             1. Interest Due               $   381,230    $135,204       $  303,339     $365,338      $ 9,324,698
             2. Interest Paid              $   381,230    $135,204       $  303,339     $365,338      $ 9,324,698
             3. Interest Shortfall
             ((1) minus (2))               $    --        $  --          $    --        $   --        $     --
             4. Principal Paid             $ 1,472,291    $  --          $    --        $   --        $45,301,271
             5. Total Distribution
                  Amount
             ((2) plus (4))                $ 1,853,521    $135,204       $  303,339     $365,338      $54,625,969

          V.   Information Regarding Other Pool Characteristics

                  ------------------------------------------------------------------------------------
                                                           As of End of             As of End of
                                Item                       September-99              August-99
                                                        Collection Period         Collection Period
                  ------------------------------------------------------------------------------------
              1.  Original Contract Characteristics
                  a.    Original Number of Contracts              86,204                  N.A.
                  b.    Cut-Off Date Contract Pool
                        Principal Balance                 $1,835,868,028                  N.A.
                  c.    Original Weighted Average
                         Remaining Term                            47.00                  N.A.
                  d.    Weighted Average
                        Original Term                              55.00                  N.A.
              2.  Current Contract Characteristics
                  a.    Number of Contracts                       85,325                 85,821
                  b.    Average Contract
                        Principal Balance                        $20,276                $20,687
                  c.    Weighted Average
                        Remaining Term                              45.3                   46.1


         VI. Newcourt Equipment Trust Securities 1999-1
                          Prepayment Schedule

                  --------------------------------------------
                  Payment Date                   Since Issue
                    Period                          CPR
                  ---------------------------------------------
                        0           Aug-99
                        1           Sep-99        7.696%
                        2           Oct-99       10.521%



        VII. Purchased, Liquidated and Paid Contracts

                  A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


         The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing
        Agreement, dated as of August 1, 1999 (the "Pooling and Servicing
     Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua
       Funding Corporation, The Chase Manhattan Bank, as trustee under the
       Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and
      Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on October 20, 1999


         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                            AT&T Capital Corporation

                                  Michel Beland
                                  -------------
                                  Michel Beland

                    Senior Vice President, Financial Reporting


                                  Page 9 of 9